Exhibit 99.1

Precipio Announces Q3-2024 Shareholder Update Call

Conference Call to be held on November 18, 2024, at 5:00 PM EST

NEW HAVEN, CT, (November 6, 2024) - Specialty cancer diagnostics company Precipio, Inc. (NASDAQ: PRPO), will be hosting its Q3-2024 corporate update call on November 18th at 5:00 PM ET. The call will provide commentary on Precipio's Q3-2024 10-Q filed today, including financial highlights and analysis of the company's core businesses.

The conference call may be accessed by calling 844-695-5519 (international callers dial 1-412-902-6760). All callers should ask for the Precipio Inc. conference call. Participants may also pre-register for the conference call at https://dpregister.com/sreg/10194411/fdf400d750 and will receive a calendar invite and a direct dial-in number, bypassing the operator.

Listeners interested in submitting questions in advance should email their questions to investors@precipiodx.com and management will do its best to address those questions during the call.

A replay of the call will be available approximately 24 hours after the call and may be accessed via the Investors page on Precipio's website, https://www.precipiodx.com/investors/.

About Precipio

Precipio is a healthcare biotechnology company focused on cancer diagnostics. Our mission is to address the pervasive problem of cancer misdiagnoses by developing solutions in the form of diagnostic products and services. Our products and services deliver higher accuracy, improved laboratory workflow, and ultimately better patient outcomes, which reduce healthcare expenses. Precipio develops innovative technologies in our laboratory where we design, test, validate, and use these products clinically, improving diagnostic outcomes. Precipio then commercializes these technologies as proprietary products that serve the global laboratory community and further scales Precipio’s reach to eradicate misdiagnosis. For more information, please visit www.precipiodx.com.

Please follow us on LinkedIn, Twitter @PrecipioDx and on Facebook.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the targets set herein and related timing.

Except for historical information, statements about future volumes, sales, growth, costs, cost savings, margins, earnings, earnings per share, diluted earnings per share, cash flows, plans, objectives, expectations, growth or profitability are forward-looking statements based on management’s estimates, beliefs, assumptions and projections. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic and financial performance, are intended to identify such forward-looking statements. These forward-looking statements are only predictions based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and our other reports filed with the U.S. Securities and Exchange Commission. Any such forward-looking statements represent management’s estimates as of the date of this press release only. While we may elect to update such forward-looking statements at some point in the future, except as required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Inquiries:

investors@precipiodx.com

+1-203-787-7888 Ext. 523